                             Exhibit Index

EXHIBIT  DESCRIPTION

EX-99.a  Amended and Restated Declaration of Trust of American Century
         International Bond Funds, dated March 1, 1999 (filed as Exhibit (a) to
         Post-Effective Amendment No. 14 to the Registration Statement on Form
         N-1A of the Registrant, File No. 33-43321 filed on April 30, 1999, and incorporated herein by reference).

EX-99.b  Amended and Restated Bylaws dated March 9, 1998 (filed as Exhibit (b)to
         Post-Effective Amendment No. 23 to the Registration Statement on Form
         N-1A of American Century Municipal Trust, File No. 2-91229 filed on
         March 26, 1998 and incorporated herein by reference).

EX-99.d1 Management Agreement (Investor Class) between American Century
         International Bond Funds, American Century California Tax-Free and
         Municipal Funds, American Century Government Income Trust, American
         Century Investment Trust, American Century Municipal Trust, American
         Century Quantitative Equity Funds, American Century Target Maturities
         Trust and American Century Investment Management, Inc., dated August 1,
         1997 (filed as Exhibit d1 to Post-Effective Amendment No. 33 to the
         Registration Statement on Form N-1A of American Century Government
         Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2 Amendment to the Management Agreement (Investor Class) between American
         Century International Bond Funds, American Century California Tax-Free
         and Municipal Funds, American Century Government Income Trust, American
         Century Investment Trust, American Century Municipal Trust, American
         Century Quantitative Equity Funds, American Century Target Maturities
         Trust and American Century Investment Management, Inc., dated March 31,
         1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the
         Registration Statement on Form N-1A of American Century Municipal
         Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3 Amendment to the Management Agreement (Investor Class) between American
         Century International Bond Funds, American Century California Tax-Free
         and Municipal Funds, American Century Government Income Trust, American
         Century Investment Trust, American Century Municipal Trust, American
         Century Quantitative Equity Funds, American Century Target Maturities
         Trust and American Century Investment Management, Inc., dated July 1,
         1998 (filed as Exhibit d3 to Post-Effective Amendment No 39 to the
         Registration Statement on Form N-1A of American Century Government
         Income Trust, File No. 2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4 Amendment No. 1 to the Management Agreement (Investor Class) between
         American Century International Bond Funds, American Century California
         Tax-Free and Municipal Funds, American Century Government Income Trust,
         American Century Investment Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust, American Century Variable Portfolios II, Inc. and
         American Century Investment Management, Inc., dated September 16, 2000
         (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the
         Registration Statement on Form N-1A of American Century California
         Tax-Free and Municipal Funds, File No. 2-82734, filed on December 20,
         2000, and incorporated herein by reference).

EX-99.d5 Amendment No. 2 to the Management Agreement (Investor Class) between
         American Century International Bond Funds, American Century California
         Tax-Free and Municipal Funds, American Century Government Income Trust,
         American Century Investment Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust, American Century Variable Portfolios II, Inc. and
         American Century Investment Management, Inc., dated August 1, 2001
         (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the
         Registration Statement on Form N-1A of American Century Government
         Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6 Amendment No. 3 to the Management Agreement (Investor Class) between
         American Century International Bond Funds, American Century California
         Tax-Free and Municipal Funds, American Century Government Income Trust,
         American Century Investment Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust, American Century Variable Portfolios II, Inc. and
         American Century Investment Management, Inc., dated December 3, 2001
         (filed as Exhibit d6 to Post-Effective Amendment No. 16 to the
         Registration Statement on Form N-1A of American Century Investment
         Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7 Amendment No. 4 to the Management Agreement (Investor Class) between
         American Century International Bond Funds, American Century California
         Tax-Free and Municipal Funds, American Century Government Income Trust,
         American Century Investment Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust, American Century Variable Portfolios II, Inc. and
         American Century Investment Management, Inc., dated July 1, 2002 (filed as Exhibit d7 to Post-Effective Amendment No. 17 to the Registration
         Statement on Form N-1A of the Registrant, File No. 33-65170, filed on
         June 28, 2002, and incorporated herein by reference).

EX-99.d8 Amendment No. 5 to the Management Agreement (Investor Class) between
         American Century International Bond Funds, American Century California
         Tax-Free and Municipal Funds, American Century Government Income Trust,
         American Century Investment Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust, American Century Variable Portfolios II, Inc. and
         American Century Investment Management, Inc., dated December 31, 2002
         (filed as Exhibit d8 to Post-Effective Amendment No. 4 to the
         Registration Statement on Form N-1A of American Century Variable
         Portfolios II, Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.d9 Management Agreement (Advisor Class) between American Century
         International Bond Funds, American Century Government Income Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust and American Century Investment Management, Inc.,
         dated August 1, 1997 (filed as Exhibit d3 to Post-Effective Amendment
         No. 27 to the Registration Statement on Form N-1A of American Century
         Target Maturities Trust, File No. 2-94608, filed on August 28, 1997, and incorporated herein by reference).

EX-99.d10 Amendment to the Management Agreement (Advisor Class) between American
         Century International Bond Funds, American Century Government Income
         Trust, American Century Investment Trust, American Century Quantitative
         Equity Funds, American Century Target Maturities Trust and American
         Century Investment Management, Inc., dated June 1, 1998 (filed as
         Exhibit 5b to Post-Effective Amendment No. 9 to the Registration
         Statement on Form N-1A of American Century Investment Trust, File No.
         33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d11 Amendment No. 1 to the Management Agreement (Advisor Class) between
         American Century International Bond Funds, American Century Government
         Income Trust, American Century Investment Trust, American Century
         Quantitative Equity Funds, American Century Target Maturities Trust and
         American Century Investment Management, Inc. dated September 16, 2000
         (filed as Exhibit d6 to Post-Effective Amendment No. 36 to the
         Registration Statement on Form N1-A of American Century Target
         Maturities Trust, File No. 2-94608, filed on April 18, 2001, and incorporated herein by reference).

EX-99.d12 Amendment No. 2 to the Management Agreement (Advisor Class) between
         American Century International Bond Funds, American Century Government
         Income Trust, American Century Investment Trust, American Century
         Quantitative Equity Funds, American Century Target Maturities Trust and
         American Century Investment Management, Inc., dated August 1, 2001
         (filed as Exhibit d8 to Post-Effective Amendment No. 44 to the
         Registration Statement on Form N-1A of American Century Government
         Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d13 Amendment No. 3 to the Management Agreement (Advisor Class) between
         American Century International Bond Funds, American Century Government
         Income Trust, American Century Investment Trust, American Century
         Quantitative Equity Funds, American Century Target Maturities Trust and
         American Century Investment Management, Inc., dated December 3, 2001
         (filed as Exhibit d10 to Post-Effective Amendment No. 16 to the
         Registration Statement on Form N-1A of American Century Investment
         Trust on November 30, 2001, File No. 33-65170 and incorporated herein by reference).

EX-99.d14 Amendment No. 4 to the Management Agreement (Advisor Class) between
         American Century Government Income Trust, American Century
         International Bond Funds, American Century Investment Trust, American
         Century Quantitative Equity Funds, American Century Target Maturities
         Trust and American Century Investment Management, Inc., dated July 1,
         2002 (filed as Exhibit d13 to Post-Effective Amendment No. 17 to the
         Registration Statement on Form N-1A of American Century Target
         Maturities Trust, File No. 2-94608, filed on January 31, 2003, and incorporated herein by reference).

EX-99.e1 Amended and Restated Distribution Agreement between American Century
         International Bond Funds, American Century California Tax-Free and
         Municipal Funds, American Century Capital Portfolios, Inc., American
         Century Government Income Trust, American Century Investment Trust,
         American Century Municipal Trust, American Century Mutual Funds, Inc.,
         American Century Quantitative Equity Funds, American Century Strategic
         Asset Allocations, Inc., American Century Target Maturities Trust,
         American Century Variable Portfolios, Inc., American Century Variable
         Portfolios II, Inc., American Century World Mutual Funds, Inc. and
         American Century Investment Services, Inc., dated September 3, 2002
         (filed as Exhibit e1 to Post-Effective Amendment No. 35 to the
         Registration Statement on Form N-1A of American Century Municipal
         Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Amended and Restated Distribution Agreement
         between American Century International Bond Funds, American Century
         California Tax-Free and Municipal Funds, American Century Capital
         Portfolios, Inc., American Century Government Income Trust, American
         Century Investment Trust, American Century Municipal Trust, American
         Century Mutual Funds, Inc., American Century Quantitative Equity Funds,
         American Century Strategic Asset Allocations, Inc., American Century
         Target Maturities Trust, American Century Variable Portfolios, Inc.,
         American Century Variable Portfolios II, Inc., American Century World
         Mutual Funds, Inc. and American Century Investment Services, Inc.,
         dated December 31, 2002 (filed as Exhibit e2 to Post-Effective
         Amendment No. 4 to the Registration Statement on Form N-1A of American
         Century Variable Portfolios II, Inc., File No. 333-46922, filed on
         December 23, 2002, and incorporated herein by reference).

EX-99.g1 Omnibus Custodian Agreement between American Century International Bond
         Funds and State Street Bank and Trust Company dated August 10, 1993
         (filed as Exhibit g1 to Post-Effective Amendment No. 7 to the
         Registration Statement on Form N-1A of the Registrant, File No.
         33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99.g2 Amendment No. 1 dated December 1, 1994 to the Omnibus Custodian
         Agreement between American Century International Bond Funds and State
         Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit
         g2 to Post-Effective Amendment No. 7 to the Registration Statement on
         Form N-1A of the Registrant, File No. 33-43321, filed on April 22,
         1996, and incorporated herein by reference).

EX-99.g3 Amendment dated March 4, 1996 to the Omnibus Custodian Agreement between American Century International Bond Funds and State Street Bank
         and Trust Company dated August 10, 1993 (filed as Exhibit g3 to
         Post-Effective Amendment No. 7 to the Registration Statement on Form
         N-1A of the Registrant, File No. 33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99-g4 Amendment dated December 9, 2000 to Omnibus Custodian Agreement between
         American Century International Bond Funds and State Street Bank and
         Trust Company dated August 10, 1993 (filed as Exhibit g4 to
         Post-Effective Amendment No. 16 to the Registration Statement on Form
         N-1A of the Registrant, File No. 33-43321, filed on April 30, 2001, and incorporated herein by reference).

EX-99.g5 Master Agreement by and between Twentieth Century Services, Inc. and
         Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit g5 to
         Post-Effective Amendment No. 76 to the Registration Statement on Form
         N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
         February 28, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century International Bond
         Funds, American Century California Tax-Free and Municipal Funds,
         American Century Investment Trust, American Century Government Income
         Trust, American Century Municipal Trust, American Century Quantitative
         Equity Funds, American Century Target Maturities Trust and American
         Century Services Corporation dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on
         Form N1-A of the American Century Government Income Trust filed on July
         31, 1997, and incorporated herein by reference).

EX-99.h2 Amendment No. 1 to the Transfer Agency Agreement between American
         Century International Bond Funds, American Century California Tax-Free
         and Municipal Funds, American Century Investment Trust, American
         Century Government Income Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust and American Century Services Corporation, dated June
         29, 1998 (filed as Exhibit 9b to Post Effective Amendment No. 23 to the
         Registration Statement on Form N-1A of American Century Quantitative
         Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h3 Amendment No. 2 to the Transfer Agency Agreement between American
         Century International Bond Funds, American Century California Tax-Free
         and Municipal Funds, American Century Investment Trust, American
         Century Government Income Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust and American Century Services Corporation, dated
         November 20, 2000 (filed as Exhibit h4 to Post-Effective Amendment No.
         30 to the Registration Statement on Form N-1A of American Century
         California Tax-Free and Municipal Funds, File No. 2-82734, filed on
         December 29, 2000, and incorporated herein by reference).

EX-99.h4 Amendment No. 3 to the Transfer Agency Agreement between American
         Century International Bond Funds, American Century California Tax-Free
         and Municipal Funds, American Century Investment Trust, American
         Century Government Income Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust and American Century Services Corporation, dated
         August 1, 2001 (filed as Exhibit h5 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of American Century
         Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h5 Amendment No. 4 to the Transfer Agency Agreement between American
         Century International Bond Funds, American Century California Tax-Free
         and Municipal Funds, American Century Investment Trust, American
         Century Government Income Trust, American Century Municipal Trust,
         American Century Quantitative Equity Funds, American Century Target
         Maturities Trust and American Century Services Corporation, dated
         December 3, 2001 (filed as Exhibit h6 to Post-Effective Amendment No.
         16 to the Registration Statement on Form N-1A of American Century
         Investment Trust on November 30, 2001, File No. 33-65170 and
         incorporated herein by reference).

EX-99.h6 Amendment No. 5 to the Transfer Agency Agreement between American
         Century Target Maturities Trust, American Century Investment Trust,
         American Century California Tax-Free and Municipal Funds, American
         Century Government Income Trust, American Century International Bond
         Funds, American Century Municipal Trust, American Century Quantitative
         Equity Funds, American Century Variable Portfolios II, Inc. and
         American Century Services Corporation, dated July 1, 2002 (filed as
         Exhibit h6 to Post-Effective Amendment No. 17 to the Registration
         Statement on Form N-1A of American Century Investment Trust, File No.
         33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7 Amendment No. 6 to the Transfer Agency Agreement between American
         Century Target Maturities Trust, American Century Investment Trust,
         American Century California Tax-Free and Municipal Funds, American
         Century Government Income Trust, American Century International Bond
         Funds, American Century Municipal Trust, American Century Quantitative
         Equity Funds, American Century Variable Portfolios II, Inc. and
         American Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to Post-Effective Amendment No. 35 to the Registration
         Statement on Form N-1A of the Registrant, File No. 2-91229, filed on
         September 30, 2002, and incorporated herein by reference).

EX-99.h8 Amendment No. 7 to the Transfer Agency Agreement between American
         Century Target Maturities Trust, American Century Investment Trust,
         American Century California Tax-Free and Municipal Funds, American
         Century Government Income Trust, American Century International Bond
         Funds, American Century Municipal Trust, American Century Quantitative
         Equity Funds, American Century Variable Portfolios II, Inc. and
         American Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to Post-Effective Amendment No. 4 to the Registration
         Statement on Form N-1A of American Century Variable Portfolios II,
         Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.h9 Credit Agreement between American Century Funds and J.P. Morgan Chase
         Bank as Administrative Agent, dated as of December 17, 2002 (filed as
         Exhibit h7 to Post-Effective Amendment No. 34 to the Registration
         Statement on Form N-1A of American Century Variable Portfolios II,
         Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.i  Opinion and consent of counsel dated April 30, 1999 (filed as Exhibit i to Post-Effective Amendment No. 14 to the Registration Statement on
         Form N-1A of the Registrant, File No. 33-43321, filed on April 30,
         1999, and incorporated herein by reference).

EX-99.j1 Consent of PricewaterhouseCoopers, LLP, independent accountants, is included herein.

EX-99.j2 Power of Attorney dated September 12, 2002 (filed as Exhibit j4 to
         Post-Effective Amendment No. 35 to the Registration Statement on Form
         N-1A of American Century Municipal Trust, File No. 2-91229, filed on
         September 30, 2002, and incorporated herein by reference).

EX-99.j3 Power of Attorney, dated December 17, 2002 (filed as Exhibit j3 to
         Post-Effective Amendment No. 4 to the Registration Statement on Form
         N-1A of American Century Variable Portfolios II, Inc., File No.
         333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.j4 Secretary's Certificate dated September 12, 2002 (filed as Exhibit j5 to Post-Effective Amendment No. 35 to the Registration Statement on
         Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century
         Government Income Trust, American Century International Bond Funds,
         American Century Target Maturities Trust and American Century
         Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration
         Statement on Form N-1A for American Century Target Maturities Trust,
         File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2 Amendment to Master Distribution and Shareholder Services Plan of
         American Century Government Income Trust, American Century
         International Bond Funds, American Century Target Maturities Trust and
         American Century Quantitative Equity Funds (Advisor Class) dated June
         29, 1998 (filed as Exhibit m2 to Post-Effective Amendment No. 32 to the
         Registration Statement on Form N-1A of American Century Target
         Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3 Amendment No. 1 to the Master Distribution and Shareholder Services
         Plan of American Century Government Income Trust, American Century
         Investment Trust, American Century International Bond Funds, American
         Century Target Maturities Trust and American Century Quantitative
         Equity Funds (Advisor Class) dated August 1, 2001 (filed as Exhibit m3 to Post-Effective Amendment No. 44 to the Registration Statement on
         Form N-1A of the Registrant, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4 Amendment No. 2 to the Master Distribution and Shareholder Services
         Plan of American Century Government Income Trust, American Century
         Investment Trust, American Century International Bond Funds, American
         Century Target Maturities Trust and American Century Quantitative
         Equity Funds (Advisor Class) dated December 3, 2001 (filed as Exhibit
         m4 to Post-Effective Amendment No. 16 to the Registration Statement on
         Form N-1A of the Registrant, File No. 33-65170, filed on November 30,
         2001, and incorporated herein by reference).

EX-99.m5 Amendment No. 3 to the Master Distribution and Shareholder Services
         Plan of American Century Target Maturities Trust, American Century
         Government Income Trust, American Century International Bond Funds,
         American Century Investment Trust and American Century Quantitative
         Equity Funds (Advisor Class) dated July 1, 2002 (filed as Exhibit m5 to
         Post-Effective Amendment No. 38 to the Registration Statement on Form
         N-1A of American Century Target Maturities Trust, File No. 2-94608,
         filed on January 31, 2003, and incorporated herein by reference).

EX-99.n1 Amended and Restated Multiple Class Plan of American Century California
         Tax-Free and Municipal Funds, American Century Government Income Trust,
         American Century International Bond Funds, American Century Investment
         Trust, American Century Municipal Trust, American Century Target
         Maturities Trust, American Century Quantitative Equity Funds, American
         Century Capital Portfolios, Inc., American Century Mutual Funds, Inc.,
         American Century Strategic Asset Allocation, Inc. and American Century
         World Mutual Funds dated September 3, 2002 (filed as Exhibit n to
         Post-Effective Amendment No. 35 to the Registration Statement on Form
         N-1A of American Century California Tax-Free and Municipal Funds, File
         No. 2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2 Amendment No. 1 to the Amended and Restated Multiple Class Plan of
         American Century California Tax-Free and Municipal Funds, American
         Century Government Income Trust, American Century International Bond
         Funds, American Century Investment Trust, American Century Municipal
         Trust, American Century Target Maturities Trust and American Century
         Quantitative Equity Funds, American Century Capital Portfolios, Inc.,
         American Century Mutual Funds, Inc., American Century Strategic Asset
         Allocations, Inc. and American Century World Mutual Funds, Inc. dated
         December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No.
         39 to the Registration Statement on Form N-1A of American Century
         Municipal Trust, File No. 2-91299, filed on December 23, 2002, and incorporated herein by reference).

EX-99-p1 American Century Investments Code of Ethics (filed as Exhibit p to
         Post-Effective Amendment No. 35 to the Registration Statement on Form
         N-1A of American Century California Tax-Free and Municipal Funds, File
         No. 2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99-p2 J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
         Exhibit p3 to Post-Effective Amendment No. 20 to the Registration
         Statement on Form N-1A of American Century Capital Portfolios, Inc.,
         File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference.